SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

PURSUANT TO SECTION 14 (C) OF
THE SECURITIES EXCHANGE ACT OF 1934

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DUBLI, INC.

(Exact name of registrant as specified in its charter)

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DubLi, Inc.

6750 N. Andrews Avenue, Suite 200

Ft. Lauderdale, FL 33309

(561)362-2381

To our Stockholders:

This Information Statement is furnished to the stockholders of DubLi, Inc., a Nevada corporation (“Company”), in connection with the Company's receipt of written consent from Michael Hansen, a stockholder representing a majority of the voting power of outstanding shares of Common Stock (the "Majority Stockholder"), in connection with the following actions:

1. Electing six (6) new members to the Company’s Board of Directors. The new directors are: David C. Pollei, Gary S. Baughman, Gregory J. Newell, Ivan Braiker, Mitch C. Hill and Peter H. Harris.

2. Approval of the Company's 2010 Omnibus Equity Compensation Plan (the "Plan") and an increase in the shares authorized to be issued under the Plan from 50 million shares to 150 million shares.

3. Approval of an amendment to Article One of the Company's Articles of Incorporation to change the name of the Company from DubLi, Inc. to Ominto, Inc.

4. Approval of an amendment to Article Four of the Company's Articles of Incorporation to increase the number of outstanding shares of Common Stock, $0.001 par value, from 500 million shares to 700 million shares.

The Board of Directors has approved each of the foregoing actions. Your consent to the above actions is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934 (the "34 Act") and the laws of the State of Nevada.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND US PROXY. Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy. Please do not send us one.

By Order of the Board of Directors

/s/ Michael Hansen
Michael Hansen, Director

Fort Lauderdale, Florida May 19, 2015

DubLi, Inc.

6750 N. Andrews Avenue, Suite 200

Ft. Lauderdale, FL 33309

(561)362-2381

INFORMATION STATEMENT

Background

We are furnishing this Information Statement to the stockholders of DubLi, Inc., a Nevada corporation (the “Company”), in connection with the (i) election of six (6) new directors ("New Directors"), (ii) approval of the Amended and Restated 2010 Omnibus Equity Compensation Plan which includes an increase in shares authorized for issuance ("Plan Approval"), (iii) adoption and approval of an amendment to the Company’s Articles of Incorporation to change the Company's name from DubLi, Inc. to Ominto, Inc. (the "Name Change") and (iv) adoption and approval of amendment to the Company's Articles to increase the number of authorized shares of Common Stock from 500,000,000 shares to 700,000,000 shares (the “Share Increase”). The New Directors, Plan Approval, Name Change and Share Increase shall be referred to as the "Approved Actions."

The Board of Directors adopted resolutions setting forth the New Directors, the Plan Approval, the Name Change and the Share Increase Amendment, declaring their advisability and recommending that the stockholders adopt the Name Change and the Share Increase. In order to consummate the election of the New Directors, Plan Approval, Name Change and Share Increase, the holders of a majority of the voting power of the shares of the Company's outstanding voting stock were required to vote in favor of the adoption of each of these Approved Actions. The Company’s Bylaws and the Nevada Revised Statutes permit stockholders to act by written consent rather than at a meeting of the stockholders. Michael Hansen, the sole director, and formerly the President and Chief Executive Officer of the Company, holds approximately 56% of the voting power of the Company’s outstanding stock and has adopted a resolution by written consent of stockholder in favor of each of the Approval Actions (the "Written Consent"). No further action by the stockholders is required to approve the Approved Actions.

In compliance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Approved Actions (election of New Directors, the Plan Approval, the Name Change and the Share Increase) will become effective twenty (20) calendar days after mailing the Information Statement which will be on or about June 9, 2015 (the "Effective Date").

The approximate date on which this information statement is first being sent or given to stockholders is May 19, 2015. It is being sent to holders of the Company’s common stock as of the close of business on May 1, 2015 (the “Record Date”).

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company will pay the entire cost of furnishing this Information Statement. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them. The close of business on May 1, 2015 has been fixed as the Record Date for the determination of holders of voting stock of the Company who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Securities Exchange Act of 1934, as amended, and Rule 14c and Schedule 14C thereunder.

Voting Securities

As of May 1, 2015, the Company had 432,204,678 shares of Common Stock and 185,000 shares of Super Voting Preferred Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder approval and each share of Super Voting Preferred Stock is entitled to 2,000 votes on matters submitted for stockholder approval. The 185,000 outstanding shares of Super Voting Preferred therefore hold 370 million votes. The Company has 802,204,678 votes from its outstanding common and preferred shares--432,204,678 votes from its common holders and 370 million votes from its preferred holders.

On May 1, 2015, Michael Hansen, the current sole director and former President of the Company and holder of 77,820,304 shares of Common Stock and 185,000 shares of Super Voting Preferred (which votes as 370 million shares of Common Stock given the voting ratio of 2,000 votes for every preferred share) controls 447,820,304 votes or approximately 56% of the 802,204,304 shares of voting power of the outstanding voting common and preferred shares. Mr. Hansen has executed and delivered to the Company the Written Consent approving each of the Approved Actions. Since each of these actions has been approved by the holder of the required majority of the outstanding voting power of the Company, no proxies are being solicited with this Information Statement.

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ACTION 1

ELECTION OF DIRECTORS

Background

The Company had four members of the Board of Directors until April 22, 2015. Three vacancies were created by the expiration and non-renewal of the terms of three directors whose terms expired without renewal on April 22, 2015. Michael Hansen has been the sole director since April 22, 2015, and was the Company sole director at the time of mailing of this Information Statement. The Company's Bylaws establish the number of Board members to be in a range of one to fifteen members. Mr. Hansen has the voting power to increase the number of directors within that range, and elect new directors. Mr. Hansen has, by Written Consent, elected six new Board Members (the "New Directors"). The New Directors will begin serving as directors twenty (20) calendar days after the Company mails the Information Statement which will be on or about June 9, 2015 (the "Effective Date"). On the Effective Date, the Company will have a total of seven Board members.

Each New Director has served as a member of the Company's Advisory Board for approximately six months and has been paid $1,500 per month for advisory services pursuant to a consulting agreement which will terminate upon the Effective Date of the election of New Directors. Each New Director shall hold such office until the earlier of the Company's next Annual Stockholders Meeting or his successor is elected.

Name	Age	Committees	Position

David Pollei	72	Nominating Chair	Chairman of the Board and Director
Michael Hansen[1]	45	Compensation, Nominating	Director
Gary S. Baughman	68	Audit	Director
Gregory J. Newell	71	Audit	Director
Ivan Braiker	64		Director, Chief Executive Officer and President
Mitch C. Hill	56	Audit Chair	Director
Peter H. Harris	51	Compensation	Director

1 Mr. Hansen is the sole member of the Board of Directors at the Record Date.

Information Regarding the Board and its Committees

Current Director

Michael Hansen served as President and Chief Executive Officer of the Company from October 2009 until May 5, 2015 when he resigned to allow the employment of Ivan Braiker. Mr. Hansen has also served as a director since September 20, 2010, and will continue to serve in that capacity. Mr. Hansen originally founded the DubLi group of companies and served as the President and Chief Executive Officer of the pre-merger DubLi companies from inception in 2003 until the merger in October 2009. Mr. Hansen started his career in 1989 as a developer at the Danfoss A/S, a Denmark-based producer of components and solutions for refrigeration, air conditioning and heating. In the early 1990’s, he worked at The LEGO Group as technical designer and was responsible for world development and designs. From 1996 to 1999, Mr. Hansen was the owner of a chain of restaurants in Denmark. From 1999 to 2003, Mr. Hansen was a self-employed consultant to a number of companies in the financial and telecommunication industries, assisting these companies to build successful marketing organizations. Mr. Hansen earned a degree in Mechanical Engineering from Teknisk Skole in Denmark in 1989. Mr. Hansen shares the same household as Ms. Betina Dupont Sorensen, and they have an adult child together.

New Directors

David C. Pollei, a New Director, and incoming Chairman of the Board of Directors is an investment banker and principal of Blair Cannon Financial, a strategic investment banking and marketing/communications advisory firm. He has been responsible for funding several hundred million dollars for a variety online ecommerce, media, technology, education and communication businesses. He was the former President/CEO of DNDT, an online SAAS backend classified ad system akin to Craigslist. Mr. Pollei earned a double degree of International Relations and French from BYU and has completed advanced educational courses at Wharton and Harvard.

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Gary S. Baughman, a New Director, is currently a private investor. He has been associated with a number of private equity firms, including Centre Partners and Golub Capital in New York City, Westar Capital in Costa Mesa, California and most recently, Gauge Capital, a newly formed private investment company headquartered in Southlake, Texas. He received his Bachelor of Arts degree from BYU and an MBA from the University of Michigan.

Gregory J. Newell, a New Director, has been an international development strategist for International Commerce Development Corporation in Provo, UT since 1993. As a strategist, Mr. Newell specializes in accelerating and implementing aggressive expansion plans. He has an extensive domestic and international network of professional relationships; first-hand knowledge of commercial, political, governmental and humanitarian issues in more than eighty countries. Mr. Newell has served in appointive positions for four U.S. Presidents. He has successfully crafted and executed aggressive strategic international expansion plans for more than ninety enterprises. Mr. Newell has served as a member of the Board of Directors of Invisa, Inc. (OTC: INSA) since 2002.

Ivan Braiker, a New Director, has served as a consultant to the Company since March 1, 2015 and was appointed as Chief Executive Officer and President as of May 5, 2015. He served as the CEO and President of Hipcricket Inc. from 2004 to 2014. Mr. Braiker is credited with building Hipcricket from a start-up to $27 million in annual revenues while pioneering a new industry. At Hipcricket, he delivered AD LIFE, a unified mobile engagement platform that drives awareness, sales, and loyalty for globally-recognized brands/agencies. AD LIFE powered more than 400,000 campaigns across SMS, 2D/QR codes, mobile websites, advertising networks, social media, and branded apps. In 2014, Hipcricket was sold for $68 million to Augme Technologies and Mr. Braiker left his officer position as of May 30, 2014. Mr. Braiker also served as a director of Hipcricket from September 2011 to September 2014. Following the sale of Hipcricket to Augme, Hipcricket filed for bankruptcy protection on January 20, 2015.

Mr. Braiker attended American University in Washington DC. He served in the US Air Force Reserves at Andrews Air Force Base and was honorably discharged.

Mitchell C. Hill, a New Director, has been a Partner, Executive Vice-President and Chief Financial Officer of Alphaeon, Inc., a subsidiary of Strathspey Crown LLC since 2013. Strathsepy Crown is a growth equity firm offering physician’s ownership of cash-pay medical businesses specializing in aesthetic medicine, dermatology and ophthalmology. From 2010-2012, Mr. Hill was the Chief Financial Officer of Cameron Health, Inc., San Clemente, California. Cameron Health was a venture capital-backed medical device company developing and commercializing the world’s first and only subcutaneous, implantable cardio defibrillator (S-ICD). Mr. Hill received his MBA from Harvard Graduate School of Business Administration, with a focus in Finance, his Bachelor of Science in Business Accounting from Brigham Young University summa cum laude.

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Peter H. Harris, a New Director, is the CEO of Spartan College of Aeronautics and Technology, a leading provider of training in aviation maintenance, flight and related fields. Peter received an honors undergraduate degree in Mathematical Methods in the Social Sciences and Political Science from Northwestern University and a Juris Doctorate from Harvard Law School, where he served as Editor-in-Chief of the Harvard Journal of Law & Public Policy.

Compensation of Directors

The following table shows the compensation paid to former directors during fiscal year 2014:

	Fees Earned or	Stock	Option
Director*	Paid in Cash	Awards	Awards	Total
Blas Garcia Moros (1)	$102,000	$-	$-	$102,000
Lester Rosenkrantz (2)	72,000	-	-	72,000
David W. Sasnett (2)	72,000	-	-	72,000

*Mr. Hansen received no additional compensation for serving as a director or serving on committees of the Board or for special assignments during the periods reflected.

Each New Director who is not an employee will be paid $3,000 per month. The Chairman of the Board shall receive $5,000 per month. The Company expects to provide equity compensation to directors. The newly consummated Compensation Committee will address equity compensation for directors.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of May 1, 2015, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock held by (i) each person known by us to be the owner of more than 5% of our outstanding shares of common stock, (ii) each director nominee, (iii) each named executive officer, and (iv) all executive officers and directors as a group:

		Amount and Nature of	Percentage of
		Beneficial Ownership	Class Owned
Name of Beneficial Owner		(1)	(%)
Common stock:
Michael Hansen	(2)	79,778,537	18.5
Andreas Kusche	(3)	5,016,834	1.2
Betina Dupont Sorensen	(4)	5,000,000	1.2
Eric Nelson	(5)	116,786	0.0
Gregory J. Newell	(6)	0	0.0
David C. Pollei	(7)	0	0.0
Gary S. Baughman	(8)	0	0.0
Mitch C. Hill	(9)	0	0.0
Ivan Braiker	(10)	30,000	0.0
Peter H. Harris	(11)	0	0.0

Officers and Directors as a group (11 persons)		89,942,157	20.9

Joseph Saouma		41,933,409	9.7
K Foundation		45,900,000	10.6
Sleiman Chamoun		23,400,003	5.4

Total Affiliates		201,175,569	46.6
Preferred stock:
Michael Hansen	(12)	185,000	100.0

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(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from the date hereof upon exercise of options and warrants and upon conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within sixty (60) days from the date hereof have been exercised or converted.

(2)	Mr. Hansen disclaims a pecuniary interest in shares of common stock held by Ms. Sorensen or their adult child. As a member of Ms. Sorensen’s household, Mr. Hansen may be deemed to have a pecuniary interest in any shares held by Ms. Sorensen or their adult child. Mr. Hansen’s address is The Palm Jumeirah, P.O. Box 283612, Dubai, U.A.E.

(3)	Mr. Kusche’s address is P.O. Box 888210 Dubai, U.A.E.

(4)	Ms. Sorensen disclaims a pecuniary interest in any other shares of common stock, including those shares of common stock held by Mr. Hansen and their adult child. As a member of Mr. Hansen’s household, Ms. Sorensen may be deemed to have a pecuniary interest in any shares held by Mr. Hansen or their adult children. Ms. Sorensen’s address is The Palm Jumeirah, P.O. Box 283612, Dubai, U.A.E.

(5)	Mr. Nelson’s address is 6750 N. Andrews Ave, Suite 200, Ft Lauderdale, FL 33309.

(6)	Mr. Newell's address is 1067 Waterford Drive, Provo, UT 84604.

(7)	Mr. Pollei's address is 5005 Edgewood Drive, Provo, UT 84604.

(8)	Mr. Baughman's address is 1344 Eagle Bend Drive, Southlake, TX 76092.

(9)	Mr. Hill's address is 1344 Eagle Bend Drive, Southlake, TX 76092.

(10)	Mr. Braiker's address is 1015 NE 62nd Street, Kirkland, WA 98033.

(11)	Mr. Harris' address is 14131 Midway Road, Dallas, TX 75001.

(12)	Consists of 185,000 shares of “Super Voting Preferred Stock” which is entitled to 2,000 votes per share. Each share of preferred stock is convertible into one share of common stock upon the earlier of a “Change in Control Transaction” approved by the stockholders of the Company or a transfer of any such share of preferred stock or August 17, 2017. Mr. Hansen's Super Voting Preferred Stock votes as 370 million shares. Combined with Mr. Hansen's common stock holdings of 79,778,537 shares, Mr. Hansen holds 56% of the voting control of the Company,

(13)	The Company's three outside directors during the fiscal year ended September 30, 2014 owned a total of 3,430,000 shares of the Company's common stock which is less than 1% of the outstanding common stock. The Company's new Chief Financial Officer, Thomas J. Virgin who is not a named executive officer for the reporting period, owns 35,000 shares of the Company's common stock as of May 1, 2015.

Diversity Considerations in Identifying Director Nominees

We do not have a formal diversity policy or set of guidelines in selecting and appointing directors that comprise our Board of Directors. However, when making determinations regarding the size and composition of our Board members, our Nominating Committee does consider each individual director’s qualifications, skills, business experience and capacity to serve as a director and the diversity of these attributes for the Board as a whole.

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Audit Committee Financial Expert

On the Effective Date, Mitchell Hill will serve as the Chairman of our Audit and Finance Committee. The Board has determined that Mr. Hill qualifies as an “audit committee financial expert,” as defined under the rules of the SEC. The Board has also determined that the members of the Audit and Finance Committee are qualified to serve on the committee and have the experience and knowledge to perform the duties required of the committee.

Executive Officers

Set forth below are the names and ages of our executive officers as of May 6, 2015. The ages of our executive officers are provided as of May 1, 2015.

Name	Age	Position

Ivan Braiker	64	President, Chief Executive Officer
Thomas J. Virgin	60	Chief Financial Officer
Andreas Kusche	44	General Counsel and Secretary
Betina Dupont Sorensen	43	Chief Marketing Officer

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Biographical Information

Set forth below is biographical information for each executive officer:

Andreas Kusche has served as General Counsel of the Company since October 2009 and as a director of the Company from March 2010 to March 2011. From September 2007 until the Merger in October 2009, Mr. Kusche serve as head of legal services of DubLi and our related predecessor Internet auctions entities. From September 2004 through August 2007, Mr. Kusche practiced law in Germany, both as a sole practitioner and, from January 2007 through May 2007, at the Härting law firm in Berlin, focusing primarily on tax law and media law. Prior to joining the Company, Mr. Kusche launched the German film production service company “Screenart” in 2000 and served as the company’s Head of Financial & Legal Department until August 2004. From 2001 to 2002, Mr. Kusche worked as a consultant to an international film fund. Mr. Kusche studied at Humboldt University in Berlin, as well as at the University of Alicante in Spain obtaining his law degree in 2004 from Humboldt University.

Betina Dupont Sorenson has served as Chief Marketing Officer of the Company since 2005. Ms. Sorenson is responsible for all distribution, marketing and communications functions for DubLi Network, and she also manages DubLi’s office in Dubai, UAE. Prior to 2005, Ms. Sorensen was employed in a Danish marketing firm and spent two years with Modulex, a division of LEGO, in the accounting and logistics departments. As a seasoned business executive, she has owned her own restaurant and has managed accounting and human resources for several nightclubs in Denmark. Ms. Sorenson began her career in network marketing in the late 1990’s, and spent three years building large organizations and customer bases for two US multi-level marketing companies. She has a degree in Business Administration from Vejle Business College. She is fluent in Danish, English and German and conversational Spanish. Ms. Sorensen shares the same household as Mr. Michael Hansen, and they have an adult child together.

SUMMARY COMPENSATION TABLE

The table below sets forth, for the period indicated, the compensation paid or granted by the Company to the named executive officers during the last two completed fiscal years.

Name and Principal				Stock	Option	Incentive Plan	All Other Compensation
Position	Year	Salary	Bonus	Awards	Awards	Compensation	(1)	Total
Michael Hansen*	2014	$420,000	$-	$-	$-	$-	$9,300	$429,300
President & CEO	2013	420,000	-	-	-	-	9,300	429,300

Eric Nelson**	2014	225,000	45,000	-	-	-	-	270,000
CFO	2013	132,981	-	-	-	-	-	132,981

Andreas Kusche	2014	180,000	36,000	-	-	-	-	216,000
General Counsel	2013	180,000	-	-	-	-	-	180,000

Betina Dupont Sorenson	2014	180,000	36,000	-	-	-	-	216,000
Chief Marketing Officer	2013	180,000	3,000	-	-	-	-	183,000

*	Member of the Board of Directors
**	Eric Nelson was appointed CFO on February 26, 2013 and left his position as CFO as of May 5, 2015.
(1)	All other compensation consists of a mobile telephone allowance and a paid insurance policy for Michael Hansen.

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Grants of Plan-Based Awards

There were no plan-based awards granted to the Company’s named executive officers that were outstanding at September 30, 2014.

Option Exercised and Stock Vested

There were no stock options exercised by, and no equity awards vested to our named executive officers during fiscal 2014.

Executive Employment Agreements

Michael Hansen

On February 27, 2013, Mr. Hansen executed an employment agreement with the Company for an initial term of five years, renewable for each successive one year period. The employment agreement was terminated on May 5, 2015 when Mr. Hansen resigned his positions as CEO and President to allow Mr. Braiker to assume those roles. Under the employment agreement, Mr. Hansen is paid an annual base salary of $420,000 and is due a severance payment of six months of base salary in the event that he is terminated without cause. In addition, we may pay additional salary from time to time, and award bonuses in cash, stock or stock options or other property and services to Mr. Hansen. Mr. Hansen will be restricted from competing with the Company during the course of his employment and for a period of one year after his employment has been terminated.

Ivan Braiker

Effective May 5, 2015, Mr. Braiker entered into an employment agreement with the Company to serve as Chief Executive Officer and President for an initial term of five years, renewable for each successive one year period. Under the employment agreement, Mr. Braiker is paid an annual base salary of $300,000 and is due a severance payment of six months of base salary in the event that he is terminated without cause. Mr. Braiker was also granted the right to 12.5 million options to purchase the Company's common stock which vest in 60 equal monthly installments. The options have an exercise price of $0.19 per share. In addition, we may pay additional salary from time to time, and award bonuses in cash, stock or stock options or other property and services to Mr. Braiker. Mr. Braiker will be restricted from competing with the Company during the course of his employment and for a period of one year after his employment has been terminated.

Thomas J. Virgin

Effective May 5, 2015, Mr. Virgin entered into an employment agreement with the Company to serve as Chief Financial Officer for an initial term of five years, renewable for each successive one year period. Under the employment agreement, Mr. Virgin is paid an annual base salary of $250,000 and is due a severance payment of six months of base salary in the event that he is terminated without cause. Mr. Virgin was also granted the right to 5 million options to purchase the Company's common stock which vest in 60 equal monthly installments. The options have an exercise price of $0.19 per share. In addition, we may pay additional salary from time to time, and award bonuses in cash, stock or stock options or other property and services to Mr. Virgin. Mr. Virgin will be restricted from competing with the Company during the course of his employment and for a period of one year after his employment has been terminated.

Andreas Kusche

Effective October 1, 2009, Mr. Kusche, our General Counsel, entered into an employment agreement with the Company's subsidiary, CG Holdings, and its subsidiaries. This agreement had an initial term of three years and was automatically renewable for an additional one-year term, unless terminated in accordance with the terms of the agreement. The agreement provided for a monthly base salary of 7,500€ to be reviewed annually and a minimum annual bonus of 15% of Mr. Kusche’s annual base salary. The agreement also provides for a minimum automobile allowance in the amount of 800€ per month, insurance on any vehicle covered by the automobile allowance, vacation, participation in all benefit plans offered by us to our executives and the reimbursement of reasonable business expenses. The agreement also contains non-disclosure, non-solicitation and non-compete restrictions. The non-solicitation and non-compete restrictions survive for a period of eighteen months following the date of termination of Mr. Kusche’s employment with the Company. On October 1, 2013, the Company extended Mr. Kusche’s employment agreement for two years. The agreement, as extended, provides for an annual base salary of $180,000.

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Betina Dupont Sorensen

Effective October 1, 2009, Betina Dupont Sorensen, our Head of Marketing, entered into an employment agreement with CG and its subsidiaries. This agreement had an initial term of three years and was automatically renewable for an additional one-year term, unless terminated in accordance with the terms of the agreement. The agreement provided for a monthly base salary of 7,500€ to be reviewed annually and a minimum annual bonus of 15% of Ms. Sorensen’s annual base salary. The agreement also provides for a minimum automobile allowance in the amount of 800€ per month, insurance on any vehicle covered by the automobile allowance, vacation, participation in all benefit plans offered by us to our executives and the reimbursement of reasonable business expenses. The agreement also contains non-disclosure, non-solicitation and non-compete restrictions. The non-solicitation and non-compete restrictions survive for a period of eighteen months following the date of termination of Ms. Sorensen’s employment with the Company. On October 1, 2013, the Company extended Ms. Sorensen’s employment agreement for two years. The agreement provides for an annual base salary of $180,000.

Eric Nelson

Effective February 26, 2013, Eric Nelson was appointed as Chief Financial Officer and entered into an employment agreement with the Company for an initial term of five years, renewable automatically for an additional one-year term, unless terminated in accordance with the terms of the agreement. Mr. Nelson ceased serving as the Company's Chief Financial Officer as of May 5, 2015. Mr. Nelson's agreement provides for an annual base salary of $225,000. The agreement also contains non-disclosure, non-solicitation and non-compete restrictions.  The non-solicitation and non-compete restrictions survive for a period of twelve months following the date of termination of Mr. Nelson’s employment with the Company. Mr. Nelson is entitled to severance benefits under the employment agreement.

Employment, Severance and Change in Control Agreements

Our employment agreements with Ivan Braiker, Thomas J. Virgin, Andreas Kusche, Betina Dupont Sorensen and Eric Nelson provide that upon termination of their employment by the Company, other than for “cause,” or disability, or by each employee for “good reason,” they are entitled to receive any unpaid salary, bonus and unreimbursed expenses plus a severance payment equal to their monthly base salary (as then in effect) for a period of 6 months following termination.

Upon a “change in control” (as defined in the Company’s 2010 Omnibus Equity Compensation Plan) of the Company, all unvested restricted stock awards and/or stock options not previously forfeited shall become vested. The value of all outstanding stock option, stock rights, restricted stock awards, deferred stock, performance shares, and other stock-based awards, in each case to the extent vested, shall, unless otherwise determined by the Board or Compensation Committee of the Board, if one is formed, in its sole discretion at or after grant but prior to any change in control, be cashed out on the basis of the “change in control price.”  The “change in control price” is the highest price per share of common stock paid in any sale reported on a national exchange or quoted on NASDAQ or the Bulletin Board, or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the 60 day period immediately preceding the occurrence of the change in control.

Grants of Plan-Based Awards

There were no plan-based awards granted to the Company’s named executive officers that were outstanding at September 30, 2014 or at the record date of May 1, 2015.

Option Exercised and Stock Vested

There were no stock options exercised by, and no equity awards vested to our named executive officers during fiscal 2014.

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Equity Compensation Plan Information

The following table sets forth additional information as of September 30, 2014 concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plan.  The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

	Number of Securities to be Issued upon	Weighted Average Exercise	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (excluding
	Exercise of	Price of	Securities
	Outstanding	Outstanding	Reflected
Plan Category	Options	Options	in Column (a)

Equity compensation plans not approved by security holders	4,366,191	$0.20	6,498,871

Attendance at Board and Committee Meetings

The Board expects that each director will prepare for, attend and participate in all Board and applicable committee meetings and that each Board member will see that other commitments do not materially interfere with his service on the Board. During the fiscal year ended September 30, 2014, all directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he served.

Board Committees and Charters

The Board currently has a standing an Audit Committee, Compensation Committee, and Nominating Committee. Each committee has a charter. Copies of each charter can be found on our website at http://ir.dublicorp.com/governance.cfm.

Board Communications

Stockholders or other interested parties may communicate with the Board as a whole, the Chairman or the non-management directors as a group, by forwarding relevant information in writing to c/o Secretary, DubLi, Inc. 6750 N. Andrews Avenue, Suite 200 Ft. Lauderdale, FL 33309. Any other communication to individual directors or committees of the Board of Directors may be similarly addressed to the appropriate recipients, c/o Secretary, DubLi, Inc. 6750 N. Andrews Avenue, Suite 200 Ft. Lauderdale, FL 33309.

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Board Leadership Structure and Risk Management

Mr. Hansen currently serves as our Chairman of the Board of Directors, but upon the Effective Date, Mr. Hansen will relinquish the title of Chairman to Mr. Pollei who will serve as the Chairman of the Board of Directors. The Board does not have a policy as to whether the positions of Chairman and the principal executive officer should be held by the same or different person.  Our Board believes our current leadership structure is appropriate because authority, responsibility, and oversight are allocated between Management and the members of our Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our principal executive officer, while enabling the Chairman to facilitate the Board’s oversight of Management, promote communication between Management and the Board, and support the Board’s consideration of key governance matters.

The Board will engage in the oversight of risk through regular updates from Mr. Braiker, in his role as our CEO and President, and other members of our Management team, regarding those risks confronting us, the actions and strategies necessary to mitigate those risks and the status and effectiveness of those actions and strategies. The updates are provided at regularly scheduled Board of Directors and Committee meetings as well as through more frequent informal meetings that include the Chairman and members of our Board, our CEO, CFO and other members of our Management team. The Board provides insight into the issues, based on the experience of its members, and provides constructive challenges to Management’s assumptions and assertions.

Section 16(a) Beneficial Ownership Reporting Compliance

We are required to identify each person who was an officer, director or beneficial owner of more than 10% of our registered equity securities during our most recent fiscal year and who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act. To our knowledge, based solely on review of these filings and written representations from the certain reporting persons, we believe that during the year ended September 30, 2014, our officers, directors and significant stockholders have filed the appropriate forms under Section 16(a) of the Exchange Act, except for one late Form 4 for Mr. Hansen, Ms. Sorensen and Mr. Kusche, all of which have been filed. Additionally, K Foundation, which beneficially owns 10.6% of our outstanding common stock, has not filed any forms under Section 16(a) of the Exchange Act.

Certain Relationships and Related Transactions and Director Independence

	September 30,
	2014	2013
Unsecured notes payable to Mr. Hansen	$2,500,000	$1,000,000
Amounts due for advances by Mr. Hansen	2,566,735	1,210,000
Amounts due for services rendered	1,372,213	555,316
	$6,438,948	$2,765,316

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During August 2014, the Company entered into an amended and restated revolving loan agreement with Michael Hansen to fund the Company up to $5 million through December 31, 2015 at an interest of 6% per annum. Subsequently, the Company drew down $1.5 million under the revolving loan and has $3.5 million in available funds for the cash flow needs of the Company.

On April 23, 2013, the Company entered into a loan agreement with Mr. Hansen, for an unsecured loan of up to $1 million at an interest rate of 3% per annum beginning May 1, 2013 which was fully drawn down during fiscal 2013. On October 17, 2014, the Company repaid the principal amount of $1 million with cash generated from current operations.

Amounts due for services rendered are primarily compensation due to Mr. Hansen. Amounts due for advances and services rendered are non-interest bearing and have no terms of repayment.

Director Independence

Following the Effective Date, our Board of Directors of seven members will comprise (i) Michael Hansen, our founder who was employed by the Company until May 5, 2015, (ii) Mr. Ivan Braiker who is Chief Executive Officer and President of the Company, and (iii) Messrs. Pollei, Baughman, Newell, Hill and Harris who have each been determined by our Board of Directors to be “independent directors” within the meaning of The NASDAQ Stock Market LLC corporate governance rules and the regulations under the Exchange Act, including such rules as are applicable to audit committees.

ACTION II

Approval of the Amended and Restated 2010 Omnibus Equity Compensation Plan

Background: The Company’s 2010 Omnibus Equity Compensation Plan (the “Plan”) was approved on September 30, 2010 by Michael Hansen, who was the Company’s majority stockholder at the time and by the Company's Board of Directors. Since no information statement was submitted to the Company’s stockholders, the Plan has not been considered to be approved by the Company's stockholders under 34 Act.  The Plan has been implemented in order to attract, incentivize and retain highly qualified individuals and keep the Company competitive with other companies with respect to executive compensation. The Company believes that directors, officers and other employees should have a significant stake in the Company’s stock price performance under programs which link compensation to shareholder return. As a result, stock option grants and other equity incentives are an integral part of the Company’s compensation program. The Company presently has a single plan for granting equity incentives – the 2010 Omnibus Equity Compensation Plan. The Plan has an aggregate limit of 50 million shares of common stock for all awards.

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Since the date the Plan was adopted, the Company has expanded and has a need for more shares to be available as equity compensation under the Plan. As of the Record Date, options to purchase approximately 4.4 million shares have been granted and approximately 3.7 million of those were fully vested and approximately 0.7 million remain unvested. Further, there is a continuing need for additional equity to be available. Therefore, in April 2015, the Board approved an increase in the shares authorized under the Plan from 50 million shares to 150 million shares.

Description of the 2010 Omnibus Equity Incentive Plan

The following summarizes the essential features of the Plan, including the increase in shares available for issuance from 50 million to 150 million (the “Plan”). The summary is qualified in its entirety by reference to the full text of the amended and restated Plan which is attached to this Proxy Statement as Annex A.

Eligibility

The Plan provides for the granting of stock options, stock appreciation rights (“SARs”), restricted stock awards, performance unit awards and performance share awards (collectively, “Awards”) to key employees, directors and consultants of the Company and its subsidiaries. As of May 1, 2015, there were approximately 45 employees, directors and consultants eligible to receive awards under the Plan.

Purpose

The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of participating employees, directors and consultants to those of the Company’s shareholders and by providing such employees and consultants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participating employees and consultants upon whose judgment, interest and special efforts the Company is largely dependent for the successful conduct of its operations.

Administration

The Plan is administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”).

Available Shares; Limitations on Awards

Subject to adjustments described below, no more than 150 million shares of Common Stock may be issued in the aggregate under the Plan. If awards are granted under the Plan and subsequently expire or are forfeited to the Company, the shares of Common Stock underlying those awards will be available for reissuance. No plan participant may be awarded more than 5 million options, appreciation rights, or other equity in the aggregate, under the Plan during any calendar year.

Options

Plan participants may receive options to purchase shares of common stock for an exercise price fixed on the date of the grant. The exercise price may not be less than the fair market value of the common stock on the date of the grant. Grants of option rights under the Plan may be incentive stock options or non-qualified stock options. An incentive stock option is an option that is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code. A plan participant may pay the exercise price of an option in cash, by check, or by the transfer of shares of unrestricted common stock owned for a period of time acceptable to the plan committee and having a value at the time of exercise equal to the exercise price, by any other consideration the plan committee may deem appropriate, or by a combination thereof. The Committee shall determine the vesting schedule and requirements for continuous service associated with each grant of options and may provide for earlier vesting under specified circumstances. The vesting or exercise of option rights may be subject to the optionee or the Company achieving management objectives. No incentive options shall be exercisable more than 10 years after the date of grant.

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Stock Appreciation Rights

The Plan permits the grant of Freestanding SARs and Related SARs or any combination thereof. A Freestanding SAR is an SAR that is granted independently of any options. A Related SAR is an SAR that is granted in connection with a related option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly cancelled). The Committee also has discretion to grant a Limited SAR which is exercisable only in the event of a Change of Control (as defined in the Plan).

The Committee has complete discretion to determine the number of SARs granted to any optionee or recipient and the terms and conditions pertaining to such SARs

Restricted Stock Awards

The Plan permits the grant of restricted stock awards which are restricted Common Stock bonuses that vest in accordance with terms established by the Committee. The Committee may impose restrictions and conditions on the shares, including, without limitation, restrictions based upon the achievement of specific performance goals and/or restrictions under applicable federal or state securities laws. The Committee may accelerate the time at which any restrictions lapse, and/or remove any restrictions.

Performance Unit/Share Awards

The Plan permits the grant of performance unit and performance share awards which are bonuses credited to an account established for the recipient and payable in cash, Common Stock, or a combination thereof. Each performance unit has an initial value that is established by the Committee at the time of its grant. Each performance share has an initial value equal to the fair market value of a share of the Company’s Common Stock on the date of its grant. The number and/or value of performance unit/shares that will be paid out to recipients will depend upon the extent to which performance goals established by the Committee are satisfied. After a performance unit/share award has vested, the recipient will be entitled to receive a payout of the number of performance unit/shares earned by the recipient, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee also may waive the achievement of any performance goals for such performance units/shares. Subject to the applicable award agreement, performance units/shares awarded to recipients will be forfeited to the Company upon the earlier of the recipient’s termination of employment or the date set forth in the award agreement.

Term

No grants of incentive stock options may be made under the Plan after September 30, 2020. All awards made under the Plan that remain outstanding subsequent to that date shall continue to be governed by the terms of the Plan.

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Non-transferability of Awards

Awards granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, an optionee or recipient may designate one or more beneficiaries to receive any exercisable or vested awards following his or her death.

Plan Benefits

As the grant of awards under the Plan is discretionary, it is impossible to determine the amount and terms of such future grants under the Plan.

Adjustments

The maximum number of shares of common stock which may be awarded under the Plan, and the number of shares and price per share applicable to any outstanding award, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations or other reorganizations of the Company.

Federal Tax Aspects

The following is a summary of certain federal income tax consequences relating to awards under the Plan, based on federal income tax laws currently in effect. This summary is not intended to and does not describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of an option right or shares of common stock purchased or granted pursuant to, or any other award granted under, the Plan and does not describe any state, local or foreign tax consequences.

Tax Consequences to Participants

Incentive Stock Options. A plan participant will not recognize income upon the grant of an option intended to be an incentive stock option. Furthermore, a plan participant will not recognize ordinary income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements although the exercise may be subject to alternative minimum tax. To satisfy the employment requirement, a plan participant must exercise the option not later than three (3) months after he or she ceases to be an employee of the Company and its subsidiaries (one (1) year if he or she is disabled). To satisfy the holding period requirement, a plan participant must hold the shares acquired upon exercise of the incentive stock option for more than two (2) years from the grant of the option and more than one (1) year after the shares are transferred to him or her. If these requirements are satisfied, the plan participant will be taxed on the difference between his or her basis in the shares and the net proceeds of the sale at capital gain rates on the sale of the shares.

If a plan participant disposes of shares of Common Stock acquired upon the exercise of an incentive stock option without satisfying the holding period requirement, the plan participant will usually recognize ordinary income at the time of disposition equal to the amount of the difference between the fair market value of the stock on the date the option is exercised and the exercise price of the option.

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Non-Qualified Stock Options. In general, a plan participant will not recognize income at the time an option is granted. At the time of exercise of the option, he or she will recognize ordinary income if the shares are not subject to a substantial risk of forfeiture (as defined in Section 83 of the Internal Revenue Code). The amount of such income will be equal to the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of exercise. At the time of the sale of the shares of Common Stock acquired pursuant to the exercise of an option, appreciation in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain, and depreciation in value will be treated as short-term or long-term capital loss, depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if the participant has satisfied applicable holding period requirements.

Stock Appreciation Rights. A plan participant will not recognize income upon the grant of a stock appreciation right. In general, a participant will recognize ordinary income at the time he or she receives payment on a stock appreciation right in the amount of the payment.

Restricted Shares. In general, a plan participant will not recognize ordinary income upon receipt of restricted shares. The plan participant will recognize ordinary income when the shares are transferable by the plan participant or are no longer subject to a substantial risk of forfeiture, whichever occurs first. At such time, the plan participant will recognize ordinary income in an amount equal to the current fair market value of the shares. A plan participant may, however, elect to recognize ordinary income when the restricted shares are granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. Any appreciation in the value of the shares after the date the shares become transferable or are no longer subject to substantial risk of forfeiture, or after the participant has made the election referred to in the preceding sentence, if applicable, will be treated as either short-term or long-term capital gain, and any depreciation in value will be treated as either short-term or long-term capital loss, depending upon how long the shares have been held.

Performance Units. A plan participant will not recognize income upon the grant of performance units. In general, a plan participant will recognize ordinary income at the time he or she receives payment with respect to performance units in the amount of the payment.

Tax Consequences to the Company

To the extent that a plan participant recognizes ordinary income as described above, the Company, or its subsidiary for which the plan participant performs services, will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

ACTION III

AMENDMENT OF ARTICLES OF INCORPORATION

TO CHANGE THE NAME OF THE COMPANY

In April 2015, the Company's Board of Directors adopted and approved, and the holders of the majority of the Common Stock voting power adopted and approved by Written Consent, an amendment to the Company Articles of Incorporation to change the name of the Company to Ominto, Inc. to better reflect its primary business focus (the “Name Change").

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Purpose

The Board of Directors has deemed it advisable and in the best interests of the Company to amend the Articles of Incorporation as described. The purpose of such authorization is to better position the Company in its global operations, and to better reflect the business of the Company and its subsidiaries.

The Name Change will become effective upon the filing of Articles of Amendment to the Articles of Incorporation with the Secretary of State of Nevada, which is expected to occur on the 21st day following the mailing of this Information Statement, or approximately June 9, 2015.

 ACTION IV

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

FROM 500 MILLION TO 700 MILLION

In April 2015, the Company’s Board of Directors adopted and approved, and holders of a majority of the Company’s outstanding voting shares adopted and approved, by Written Consent, an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 500 million shares to 700 million shares (the “Share Increase”).

Purpose

The Board of Directors has deemed it advisable and in the best interests of the Company to amend the Articles of Incorporation as described. The purpose of such authorization is to facilitate the issuance of shares as compensation to employees and directors (whether as stock grants, stock options or otherwise) and to facilitate future capital raising efforts of the Company by assuring that it will have adequate shares of authorized and unissued common stock that can be issued for, or in connection with, such other corporate purposes as may, from time to time, be considered advisable by the Board of Directors. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board of Directors of the Company without the expense and delay of a special stockholders’ meeting to approve such additional authorized capital stock. Such corporate purposes could include, without limitation: (a) issuance as compensation to employees or directors, (b) issuance in connection with an offering to raise capital for the Company, (c) issuance in connection with any desirable acquisitions which may be presented to the Company, and (d) the payment of stock dividends or issuance pursuant to stock splits.

As of May 1, 2015, the Company had an aggregate of 500 million shares of common stock authorized, of which 428,575,334 shares were issued and outstanding and 6,395,535 were reserved for issuance upon exercise of outstanding stock options or share issuances in process.

Therefore, only 65,029,131 shares are available for issuance, which would include reserves necessary for additional equity issued under the Plan or otherwise.

In addition, the Company has a very strong need to raise capital, both for working capital and to use to convert existing debt obligations into equity. Although the Company has no current agreement to convert its existing debt to equity, the Company would like to have adequate shares available if it wishes to negotiate such an arrangement with the holder of debt. Separately, to address its working capital needs, the Company intends to vigorously continue its efforts to raise funds from private investor which, if successful, will require the Share Increase.

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The increase in the authorized number of shares of common stock and any subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law and stock exchange regulations) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of the additional shares of common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in the number of authorized shares of common stock be used as a type of antitakeover device. Any additional common stock, when issued, would have the same rights and preferences as the shares of common stock presently outstanding.

The Share Increase will become effective upon the filing of Articles of Amendment to the Articles of Incorporation with the Secretary of State of Nevada, which is expected to occur on the 21st day following the mailing of this Information Statement, or approximately June 9, 2015.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada Corporate Law, the Company’s Articles of Incorporation consistent with above, or the By-Laws to dissent from any of the provisions adopted in the Amendments.

EFFECTIVE DATE OF ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT

Pursuant to Rule 14c-2 under the Exchange Act, the election of directors, the name change and the increase in authorized shares of common stock shall not be effective until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. Upon the date that is twenty (20) days following the mailing of this Information Statement, the Board of Directors shall have the Company’s Amendment to the Certificate of Incorporation filed with the State of Nevada in order to effect the Name Change and Share Increase. The New Directors will begin their term of office upon the same date, and the Amended Plan will be authorized by the stockholders. The Company anticipates that each of the actions contemplated hereby will be effected on or about the close of business on June 9, 2015.

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INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: our annual report on Form 10-K for period ending September 30, 2014, and our quarterly report on Form 10-Q for the quarterly period ended December 31, 2014. You may request a copy of these filings at no cost by writing or telephoning us at the following address:

DubLi, Inc.

6750 N. Andrews Avenue, Suite 200

Ft. Lauderdale, FL 33309

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

Stockholders Sharing an Address

The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

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Summary

As we obtained the requisite stockholder vote for the actions described in this information statement upon delivery of written consents from the holders of a majority of our outstanding shares of common stock. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This information statement is for informational purposes only. Please read this information statement carefully.

Dated: May 19, 2015

By Order of the Board of Directors

/s/ Michael Hansen
Michael Hansen, Director

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ANNEX A

OMINTO, INC.

AMENDED AND RESTATED 2010 OMNIBUS EQUITY COMPENSATION PLAN

ARTICLE I

GENERAL PROVISIONS

1.1         The Plan is designed for the benefit of the directors, executives, employees and certain consultants and advisors of the Company (i) to attract and retain for the Company personnel of exceptional ability; (ii) to motivate such personnel through added incentives to make a maximum contribution to greater profitability; (iii) to develop and maintain a highly competent management team; and (iv) to be competitive with other companies with respect to executive compensation.

1.2         Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Stock Awards; (vii) Performance Shares; (viii) Other Stock-Based Awards; and (ix) other forms of equity-based compensation as may be provided and are permissible under this Plan and the law.

1.3         The Plan shall be effective September 30, 2010 (the "Effective Date"), subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Common Stock, which may be voted at the next annual or special shareholder’s meeting. Any Awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant) but shall be conditioned on, and subject to, the approval of the Plan by the Company’s shareholders.

ARTICLE II

DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

2.1         "Acceleration Event" means the occurrence of an event defined in Article XIII of the Plan.

2.2         "Act" means the Securities Exchange Act of 1934, as amended.

2.3         "Agreement" means the written agreement evidencing each Award granted to a Participant under the Plan.

2.4           "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, a Stock Option, Stock Right, Restricted or Deferred Stock, Stock Award, Performance Share, Other Stock-Based Award, or any combination of the foregoing.

2.5         "Board" means the Board of Directors of the Company.

2.6         "Change in Control" shall have the meaning set forth in Section 13.2 of the Plan.

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2.7         "Change in Control Price" shall have the meaning set forth in Section 13.7 of the Plan.

2.8         "Code" means the Internal Revenue Code of 1986, as amended.

2.9         "Committee" means the Board until such time as the Board establishes a Compensation Committee of the Board, and thereafter the Committee shall mean the Compensation Committee of the Board.

2.10       "Company" means Ominto, Inc., a Nevada corporation.

2.11       "Deferral Period" means the period commencing on the date an Award of Deferred Stock is granted and ending on such date as the Committee shall determine.

2.12       "Deferred Stock" means the stock awarded under Article IX of the Plan.

2.13       "Disability" means disability as determined under procedures established by the Committee or in any Award.

2.14       "Discount Stock Options" means the Nonqualified Stock Options, which provide for an exercise price of less than the Fair Market Value of the Stock at the date of the Award.

2.15       "Early Retirement" means retirement from active employment with the Company, with the express consent of the Committee, pursuant to the early retirement provisions established by the Committee or in any Award.

2.16       "Effective Date" shall have the meaning set forth in Section 1.3 of the Plan.

2.17       "Elective Deferral Period" shall have the meaning set forth in Section 9.3 of the Plan.

2.18       "Eligible Participant" means any director, executive, employee or consultant or advisor of the Company (provided any such consultant or advisor must be providing services to the Company on terms and conditions that the Company reasonably believes makes such person eligible to receive securities registered pursuant to a Form S-8 registration statement), as shall be determined by the Committee, as well as any other person whose participation the Committee determines is in the best interest of the Company, subject to limitations as may be provided by the Code, the Act or the Committee. For purposes of Article IV and Incentive Stock Options that may be granted hereunder, the term "Eligible Participant" shall be limited to an executive or other key employee meeting the qualifications for receipt of an Incentive Stock Option under the provisions of Section 422 of the Code.

2.19       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

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2.20       "Fair Market Value" means, with respect to any given day, (a) if the Company's Common Stock is traded on the NYSE Alternext US Exchange or another national exchange then the closing or last sale price, respectively, reported on such day, or if the Stock was not traded on such day, the closing or last sale price on the next day on which the Stock was traded, all as reported by such source as the Committee may select; or (b) if the Company's Common Stock is not traded on the NYSE Alternext US Exchange or another national exchange but is traded on the NASD OTC Bulletin Board (the “Bulletin Board”), then the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such day, or, if no bid or ask price information is available on such day then the last sale price or the closing bid and asked prices on the next day on which such information becomes available, all as reported by such source as the Committee may select. The Committee may establish an alternative method of determining Fair Market Value.  Notwithstanding the foregoing, the Committee shall, to the extent Section 409A of the Code applies, use a valuation method that satisfies Section 409A and any regulations thereunder.

2.21       "Incentive Stock Option" means a Stock Option granted under Article IV of the Plan, and as defined in Section 422 of the Code.

2.22       "Limited Stock Appreciation Rights" means a Stock Right which is exercisable only in the event of a Change in Control, as described in Section 6.8 of this Plan, which provides for an amount payable solely in cash, equal to the excess of the Stock Appreciation Right Fair Market Value of a share of Stock on the day the Stock Right is surrendered over the price at which a Participant could exercise a related Stock Option to purchase the share of Stock.

2.23       “Named Executive Officer” means the Company’s named executive officers (as such term is defined in Item 402(a)(3) of Regulation S-K.

2.24       "Nonqualified Stock Option" means a Stock Option granted under Article V of the Plan.

2.25       "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award.

2.26       "Option Grant Date" means, as to any Stock Option, the latest of:

(a)           the date on which the Committee grants the Stock Option to the Participant;

(b)           the date the Participant receiving the Stock Option becomes an employee of the Company or its Subsidiaries, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)           such other date (other than the dates described in (i) and (ii) above) as the Committee may designate.

2.27       "Other Stock-Based Award" means an Award under Article XII of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

2.28       "Participant" means an Eligible Participant to whom an Award of equity-based compensation has been granted and who has entered into an Agreement evidencing the Award.

2.29       "Performance Share" means an Award under Article XI of the Plan of a unit valued by reference to a designated number of shares of Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Stock, or any combination thereof, upon achievement of such Performance Objectives during the Performance Period as the Committee shall establish at the time of such Award or thereafter.

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2.30       "Performance Objectives" shall have the meaning set forth in Article XI of the Plan.

2.31       "Performance Period" shall have the meaning set forth in Article XI of the Plan.

2.32       "Plan" means the Ominto, Inc. Omnibus Equity Compensation Plan, as amended from time to time.

2.33       "Related Stock Appreciation Right" shall have the meaning set forth in Section 6.1 of the Plan.

2.34       "Restricted Stock" means an Award of Stock under Article VIII of the Plan, which Stock is issued with the restriction that the holder may not sell, transfer, pledge, or assign such Stock and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Stock, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.35       "Restriction Period" means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.

2.36       "Retirement" means Normal or Early Retirement.

2.37       "Stock" means shares of common stock par value $0.001 per share of the Company, as may be adjusted pursuant to the provisions of Section 3.11.

2.38       "Stock Appreciation Right" means a Stock Right, as described in Article VI of this Plan, which provides for an amount payable in Stock and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a share of Stock on the day the Stock Right is exercised over the price at which the Participant could exercise a related Stock Option to purchase the share of Stock.

2.39       "Stock Appreciation Right Fair Market Value" means a value established by the Committee for the exercise of a Stock Appreciation Right or a Limited Stock Appreciation Right.

2.40       "Stock Award" means an Award of Stock granted in payment of compensation, as provided in Article X of the Plan.

2.41       "Stock Option" means an Award under Article IV or V of the Plan of an option to purchase Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.42       "Stock Right" means an Award under Article VI of the Plan. A Stock Right may be either a Stock Appreciation Right or a Limited Stock Appreciation Right.

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2.43       "Termination of Employment" means the discontinuance of employment of a Participant with the Company. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or advisor, or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred. Notwithstanding the foregoing, Termination of Employment shall, for purposes of any payment under an Award to which Section 409A of the Code applies, have the same meaning as “separation from service” under Section 409A (and any regulations thereunder).

ARTICLE III

ADMINISTRATION

3.1         This Plan shall be administered by the Committee. Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee or Board during which action is taken with respect to the granting of an Award to such member. The Committee, in its discretion, may delegate to one or more of its members such of its powers, as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law. The Board, in its discretion, may require that all or any final actions or determinations by the Committee be made by or be subject to approval or ratification by the Board before becoming effective. To the extent all or any decisions, actions, or determinations relating to the administration of the Plan are made by the Board, the Board shall have all power and authority granted to the Committee in this Article and otherwise in this Plan, and for these purposes, all references to the "Committee" herein shall be deemed to include the Board.

3.2         The Committee shall meet at such times and places as it determines. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A unanimous consent signed by all of the members of the Committee shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

3.3         The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Stock Options, Stock Rights, shares of Stock or Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.

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3.4         The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

3.5         Without limiting the foregoing Sections 3.1, 3.2, 3.3 and 3.4, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Award in the event of an Acceleration Event as defined in Article XIII. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the Award Agreement, or by taking action with respect to individual Participants.

3.6         The aggregate number of shares of Stock, which are reserved for issuance under the Plan, shall be one hundred fifty million (150,000,000).  The aggregate number of shares of stock reserved for issuance under the plan shall be adjusted in accordance with Section 3.11.

(a)           If, for any reason, any shares of Stock or Performance Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of a Stock Option, Stock Right or Performance Share, or any other termination of an Award without payment being made in the form of Stock (whether or not Restricted Stock), such shares of Stock or Performance Shares shall not be charged against the aggregate number of shares of Stock available for Award under the Plan, and shall again be available for Award under the Plan.

(b)           For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Stock subject to an Award.

(c)           To the extent a Stock Right granted in connection with a Stock Option is exercised without payment being made in the form of Stock (whether or not Restricted Stock), the shares of Stock which otherwise would have been issued upon the exercise of such related Stock Option shall not be charged against the aggregate number of shares of Stock subject to an Award under the Plan, and shall again be available for Award under the Plan.

3.7         Each Award granted under the Plan shall be evidenced by a written Award Agreement. Each Award Agreement shall be subject to and incorporate (by reference or otherwise) the applicable terms and conditions of the Plan, and any other terms and conditions (not inconsistent with the Plan) required by the Committee.

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3.8         The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:

(a)           the listing of such shares on any stock exchange on which the Stock may then be listed; and

(b)           the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

3.9         All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

3.10       Subject to the restrictions on Restricted Stock, as provided in Article VIII of the Plan and in the Restricted Stock Award Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a shareholder with respect to such shares of Stock, including the right to vote the shares to the extent, if any, such shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share shall have any right as a shareholder with respect to any shares of Stock covered by his or her Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.

3.11       If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Company or its Subsidiaries or sale or other disposition by the Company or its Subsidiaries of all or a portion of its assets, any other change in the Company's or its Subsidiaries' corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other Company; or new, different or additional shares or other securities of the Company or of any other Company being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

(a)           the limitation of the aggregate number of shares of Stock that may be awarded as set forth in Sections 3.6, 3.16, and 4.1(e) (to the extent permitted under Section 422 of the Code) of the Plan;

(b)           the number of shares and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

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(c)           the purchase price to be paid per share of Stock under outstanding Stock Options and the number of shares of Stock to be transferred in settlement of outstanding Stock Rights; and

(d)           the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of (i) each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code; and (ii) any Award that is subject to Section 409A of the Code shall comply with Section 409A and any regulation thereunder.

3.12       In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.  Any payments required under this Section 3.11 that are subject to Section 409A of the Code shall be made by the end of year following the year in which the expenses and liabilities were incurred.

3.13       The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that he is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend, which the Committee deems appropriate to reflect any restrictions on transfer.

3.14       The Committee shall be authorized to make adjustments in performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect or comply with applicable law. In the event the Company (or any Subsidiary, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another Company or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

3.15       The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if (a) the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee; or (b) is terminated for cause as determined by the Committee.

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3.16       Subject to the limitations of Section 3.6, the maximum number of shares of Stock with respect to which an Award or Awards of Stock Options and/or Stock Rights under the Plan may be granted during any calendar year to any participant shall be five million (5,000,000) shares.

ARTICLE IV

INCENTIVE STOCK OPTIONS

4.1         Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to Eligible Participants, each of whom may be granted one or more such Incentive Stock Options at such time or times determined by the Committee following the Effective Date until September 30, 2020, subject to the following conditions:

(a)           The Incentive Stock Option price per share of Stock shall be set in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of the Option Grant Date.

(b)           The Incentive Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within ten (10) years from the Option Grant Date, or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option and related Stock Right shall lapse and cease to be exercisable upon, or within such period following, a Termination of Employment as shall have been determined by the Committee and as specified in the Incentive Stock Option Award Agreement or its related Stock Right Award Agreement; provided, however, that such period following a Termination of Employment shall not exceed three (3) months (unless such period is extended by express written authorization of the Committee) unless employment shall have terminated:

(i)           as a result of death or Disability, in which event, such period shall not exceed three years after the date of death or Disability; and

(ii)          as a result of death, if death shall have occurred following a Termination of Employment and while the Incentive Stock Option or Stock Right was still exercisable, in which event, such period shall not exceed three years after the date of death; provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option or any related Stock Right.

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(c)           The aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by any Eligible Participant shall not exceed one hundred thousand dollars ($100,000); provided, however, to the extent permitted under Section 422 of the Code:

(i)           if a Participant's employment is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period applied without regard to the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code is greater than the portion of such option that is immediately exercisable as an Incentive Stock Option during such post-termination period under Section 422, such excess shall be treated as a Nonqualified Stock Option; and

(ii)          if the exercise of an Incentive Stock Option is accelerated by reason of an Acceleration Event, any portion of such Award that is not exercisable as an Incentive Stock Option by reason of the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code shall be treated as a Nonqualified Stock Option.

(d)           Incentive Stock Options shall be granted only to an Eligible Participant who, at the time of the Option Grant Date, does not own Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company; provided, however, the foregoing restriction shall not apply if at the time of the Option Grant Date the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Option Grant Date.

(e)           The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

4.2         The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

4.3         If the Incentive Stock Option Award Agreement so provides, the Committee may to the extent consistent with Section 409A of the Code (and any regulations thereunder), require that all or part of the shares of Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair Market Value of such Deferred Stock or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

ARTICLE V

NONQUALIFIED STOCK OPTIONS

5.1         One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.

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5.2         The Nonqualified Stock Option price per share of Stock shall be established in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value at the time of the grant, or at such later date as the Committee shall determine.

5.3         The Nonqualified Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, that, in any event, the Nonqualified Stock Option and the related Stock Right shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Nonqualified Stock Option Award Agreement or Stock Right Award Agreement; provided, however, that such period following Termination of Employment shall not exceed three (3) months (unless such period is extended by express written authorization of the Committee) unless employment shall have terminated:

(a)           as a result of Retirement or Disability, in which event, such period shall not exceed three years after the date of Retirement or Disability, or within such longer period as the Committee may specify; and

(b)           as a result of death, or if death shall have occurred following a Termination of Employment and while the Nonqualified Stock Option or Stock Right was still exercisable, in which event, such period may exceed three years after the date of death, as provided by the Committee or in the Award Agreement.

5.4         The Nonqualified Stock Option Award Agreement may include any other terms and conditions not inconsistent with this Article V or with Article VII, as determined by the Committee.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1         A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Incentive Stock Option or a Nonqualified Stock Option granted under Article IV or Article V of this Plan (a “Related Stock Appreciation Right”), or may be granted independent of any related Incentive or Nonqualified Stock Option.

6.2         A Related Stock Appreciation Right shall entitle a holder of a Stock Option, within the period specified for the exercise of the Stock Option, to surrender the unexercised Stock Option (or a portion thereof) and to receive in exchange therefor a payment in cash or shares of Stock having an aggregate value equal to the amount by which the Fair Market Value of each share of Stock exceeds the Stock Option price per share of Stock, times the number of shares of Stock under the Stock Option, or portion thereof, which is surrendered.

6.3         Each Related Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Stock Option, including limitations on transferability, if any, and shall be exercisable only to the extent such Stock Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Stock Option terminates or lapses. The grant of a Related Stock Appreciation Right related to an Incentive Stock Option must be concurrent with the grant of the Incentive Stock Option. With respect to Nonqualified Stock Options, the grant of a Related Stock Appreciation Right either may be concurrent with the grant of the Nonqualified Stock Option, or (to the extent consistent with the exemption for stock appreciation rights under the Section 409A regulations) subsequent to the grant of the Nonqualified Stock Option, in connection with a Nonqualified Stock Option previously granted under Article V, which is unexercised and has not terminated or lapsed.

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6.4         The Committee shall have the sole discretion to determine, in each case whether the payment with respect to the exercise of a Stock Appreciation Right shall be made in the form of all cash, all Stock, or any combination thereof. If payment is to be made in Stock, the number of shares of Stock shall be determined based on the Fair Market Value of the Stock on the date of exercise of the Stock Appreciation Right.  If the Committee elects to make full payment in Stock, no fractional shares of Stock shall be issued and cash payments shall be made in lieu of fractional shares.  If a Stock Appreciation Right is granted at less than the stock’s Fair Market Value on the date of grant, Section 409A will apply and the ability to exercise the Stock Appreciation Right will, to avoid taxation upon vesting and 20% penalty, have to be limited to a designated year.

6.5         The Committee shall have sole discretion as to the timing of any payment made in cash, Stock, or a combination thereof upon exercise of a Stock Appreciation Right.  Payment may, to the extent consistent with Section 409A of the Code (and any regulation thereunder), be made in a lump sum, in annual installments or may be otherwise deferred and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

6.6         Upon the exercise of a Related Stock Appreciation Right, the number of shares of Stock subject to exercise under any related Stock Option shall automatically be reduced by the number of shares of Stock represented by the Stock Option or portion thereof which is surrendered.

6.7         The Committee, in its sole discretion, may, to the extent consistent with the exemption for stock appreciation rights under the Section 409A regulations, also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

6.8         In its sole discretion, the Committee may grant Limited Stock Appreciation Rights under this Article VI. Limited Stock Appreciation Rights shall become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee, in its sole discretion, may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash. A Limited Stock Appreciation Right shall entitle the holder of the related Stock Option to surrender such Stock Option, or any portion thereof, to the extent unexercised, in respect of the number of shares of Stock as to which such Limited Stock Appreciation Right is exercised, and to receive a cash payment equal to the difference between (a) the Stock Appreciation Right Fair Market Value (at the date of surrender) of a share of Stock for which the surrendered Stock Option or portion thereof is then exercisable, and (b) the price at which a Participant could exercise a related Stock Option to purchase the share of Stock. Such Stock Option shall, to the extent so surrendered, thereupon cease to be exercisable. A Limited Stock Appreciation Right shall be subject to such further terms and conditions as the Committee shall, in its sole discretion, deem appropriate.

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ARTICLE VII

INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS

7.1         Each Stock Option and Stock Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option or Stock Right and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

7.2         An Incentive Stock Option and its related Stock Right, if any, shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. A Nonqualified Stock Option and its related Stock Right, if any, shall be subject to the transferability and exercisability restrictions of the immediately preceding sentence unless otherwise determined by the Committee, in its sole discretion, and set forth in the applicable Award Agreement.

7.3         Shares of Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver shares of Stock (or other evidence of ownership of Stock satisfactory to the Company) with a Fair Market Value equal to the exercise price of the Stock Option as payment.

7.4         No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options.  To the extent consistent with the exemption for stock options under the Section 409A regulations (if applicable), the Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Stock Option or the related Stock Right. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

(a)           paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or

(b)           converted into contingently credited shares of Stock (with respect to which dividend equivalents may accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee. Such Stock (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 3.6.

7.5         The Committee may, in its sole discretion consistent with Section 409A of the Code (and any regulations thereunder), authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

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7.6         In the event of death or Disability, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to a Stock Option and the exercise price of the Option in consideration of the surrender of the Stock Option.

7.7         If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum Federal and State income and employment tax liability arising from the Stock Option exercise transaction.

7.8         Subject to the approval of the Company’s shareholders, the Committee may, to the extent consistent with the exemption for stock options under the Section 409A regulations (if applicable), permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the same price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of Awards under the Plan.

7.9         In lieu of exercising Stock Options for cash, the Participant shall have the right to exercise any Stock Option or any portion thereof (the "Cashless Exercise Stock Option") into Common Stock as provided in this Section at any time or from time to time during the period specified by the surrender of any Stock Option to the Company with a duly executed and completed Exercise Form marked to reflect cashless exercise. Upon exercise of the Cashless Exercise Stock Option with respect to a particular number of shares subject to this Stock Option and noted on the Exercise Form (the "Cashless Exercise Securities"), the Company shall deliver to the Participant (without payment by the Participant of any Exercise Price or any cash or other consideration) that  number of shares of fully paid and nonassessable shares of Stock equal to the quotient obtained by dividing (X) the value of this Stock Option (or the specified portion hereof) on the Cashless Exercise Date, which value shall be determined by subtracting (A) the aggregate Exercise Price of the Cashless Exercise Securities immediately prior to the exercise of the Cashless Exercise Stock Option from (B) the aggregate Fair Market Value of the Cashless Exercise Securities, by (Y) the Fair Market Value of a share of the Stock.

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ARTICLE VIII

RESTRICTED STOCK

8.1         Restricted Stock Awards may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company.  Awards of Restricted Stock may be made either alone, in addition to or in conjunction with other Awards granted under the Plan and/or cash payments made outside of the Plan.

8.2         With respect to Awards of Restricted Stock, the Committee shall:

(a)           determine the purchase price, if any, to be paid for such Restricted Stock, which may be equal to or less than par value and may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           determine the length of the Restriction Period;

(c)           determine any restrictions applicable to the Restricted Stock such as service or performance, other than those set forth in this Article VIII;

(d)           determine if the restrictions shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period; and

(e)           determine if dividends and other distributions on the Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

8.3         Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter periods as the Committee may specify at grant) after the date of the Award of Restricted Stock, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required.

The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless such recipient has executed a Restricted Stock Award Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

8.4         Except when the Committee determines otherwise, or as otherwise provided in the Restricted Stock Award Agreement, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Company.

8.5         Except as otherwise provided in this Article VIII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

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8.6         To the extent not otherwise provided in a Restricted Stock Award Agreement, in cases of death, Disability or Retirement or in cases of special circumstances, the Committee, if it finds that a waiver would be appropriate, may elect to waive any or all remaining restrictions with respect to such Participant's Restricted Stock.

8.7         In the event of hardship or other special circumstances of a Participant whose employment with the Company is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the Participant's Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

8.8         The certificates representing shares of Restricted Stock may either:

(a)           be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and the Participant shall deliver to the Company a stock power endorsed in blank relating to the Restricted Stock; and/or

(b)           be issued to the Participant and registered in the name of the Participant, and shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders.

8.9         Except as provided in this Article VIII, a Participant receiving a Restricted Stock Award shall have, with respect to the shares of Restricted Stock covered by any Award, all of the rights of a shareholder of the Company, including the right to vote the shares to the extent, if any, such shares possess voting rights, and the right to receive any dividends; provided, however, the Committee may, to the extent consistent with Section 409A of the Code (and any regulations thereunder), require that any dividends on such shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be withheld by the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

8.10       If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant.

8.11       In order to better ensure that Award grants actually reflect the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee, consistent (where applicable) with Section 409A of the Code (and any regulations thereunder).

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ARTICLE IX

DEFERRED STOCK

9.1         Shares of Deferred Stock (together with cash dividend equivalents, if so determined by the Committee) may be issued either alone or in addition to other Awards granted under the Plan in the discretion of the Committee. The Committee shall determine the individuals to whom, and the time or times at which, such Awards will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of a Deferred Stock Award, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Awards. The Committee may condition Awards of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine. Any such Award that is subject to Section 409A of the Code shall comply with the applicable deferral, distribution timing and other applicable rules under Section 409A (and any regulations thereunder).

9.2         Deferred Stock Awards shall be subject to the following terms and conditions:

(a)           Subject to the provisions of this Plan and the applicable Deferred Stock Award Agreement, Deferred Stock Awards may not be sold, transferred, pledged, assigned or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period defined in Section 9.3), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock Award.  Notwithstanding the foregoing, based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee, at or after the date of the grant, may accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such Deferred Stock Award.

(b)           Unless otherwise determined by the Committee, amounts equal to any dividends that would have been payable during the Deferral Period with respect to the number of shares of Stock covered by a Deferred Stock Award if such shares of Stock had been outstanding shall be automatically deferred and deemed to be reinvested in additional Deferred Stock, subject to the same deferral limitations as the underlying Deferred Stock Award.

(c)           Except to the extent otherwise provided in this Plan or in the applicable Deferred Stock Award Agreement, upon Termination of Employment during the Deferral Period for a given Award, the Deferred Stock covered by such Award shall be forfeited by the Participant; provided, however, the Committee may provide for accelerated vesting in the event of Termination of Employment due to death, Disability or Retirement, or in the event of hardship or other special circumstances as the Committee deems appropriate.

(d)           The Committee may require that a designated percentage of the total Fair Market Value of the shares of Deferred Stock held by one or more Participants be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the federal and state income and employment tax withholding obligations that arise at the time the Deferred Stock becomes free of all restrictions. The designated percentage shall be equal to the income and employment tax withholding rate in effect at the time under federal and applicable state laws.

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(e)           The Committee may provide one or more Participants subject to the mandatory cash payment with an election to receive an additional percentage of the total value of the Deferred Stock in the form of a cash payment in lieu of the issuance of Deferred Stock. The additional percentage shall not exceed the difference between fifty percent (50%) and the designated percentage cash payment.

(f)           The Committee may impose such further terms and conditions on partial cash payments with respect to Deferred Stock as it deems appropriate.

9.3         A Participant may elect to further defer receipt of Deferred Stock for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee consistent with Section 409A of the Code. Such election must be made at such time as may be permitted under Section 409A (and any regulations thereunder).  The deferral of any Award under this Section 9.3 shall comply and be administered consistent with Section 409A. Notwithstanding anything herein to the contrary, in no event will any deferral of any Award be allowed if the Committee determines that the deferral would result in a violation of the requirements of Section 409A for deferral elections and/or the timing of payments. Any deferral election may be reformed by the Committee to the extent necessary or appropriate to comply with the requirements of Section 409A.

9.4         Each Award shall be confirmed by, and subject to the terms of, a Deferred Stock Award Agreement.

9.5         In order to better ensure that the Award actually reflects the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion consistent with Section 409A of the Code (where applicable), for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

ARTICLE X

STOCK AWARDS

10.1       A Stock Award shall be granted only in payment of compensation that has been earned or as compensation to be earned, including, without limitation, compensation awarded concurrently with or prior to the grant of the Stock Award.

10.2       For the purposes of this Plan, in determining the value of a Stock Award, all shares of Stock subject to such Stock Award shall be valued at not less than one hundred percent (100%) of the Fair Market Value of such shares of Stock on the date such Stock Award is granted, regardless of whether or when such shares of Stock are issued or transferred to the Participant and whether or not such shares of Stock are subject to restrictions which affect their value.

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10.3       Shares of Stock subject to a Stock Award may be issued or transferred to the Participant at the time the Stock Award is granted, or (to the extent consistent with Section 409A of the code and any regulations thereunder) at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. If any such issuance or transfer shall not be made to the Participant at the time the Stock Award is granted, the Committee may provide for payment to such Participant, either in cash or shares of Stock, from time to time or at the time or times such shares of Stock shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares of Stock (as adjusted under Section 3.11) if such shares of Stock had been issued or transferred to such Participant at the time such Stock Award was granted. Any issuance payable in shares of Stock under the terms of a Stock Award, at the discretion of the Committee, may be paid in cash on each date on which delivery of shares of Stock would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares of Stock which would otherwise have been delivered.

10.4       A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the Stock Award or of the shares of Stock issued or transferred pursuant to such Stock Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the Participant, with respect to such shares of Stock, shall be and become a shareholder of the Company fully entitled to receive dividends, to vote to the extent, if any, such shares possess voting rights and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written Award Agreement in such form as the Committee shall determine.

ARTICLE XI

PERFORMANCE SHARES

11.1       Awards of Performance Shares may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company.  Awards of Performance Shares may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

11.2       With respect to Awards of Performance Shares, which may be issued for no consideration or such minimum consideration as is required by applicable law, the Committee shall:

(a)           determine and designate from time to time those Participants to whom Awards of Performance Shares are to be made;

(b)           determine the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

(c)           determine the form of settlement of a Performance Share; and

(d)           generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value, determined as set forth in Section 2.15.

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11.3       Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

11.4       The Committee shall determine the Performance Objectives of Awards of Performance Shares. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including for example, but not limited to, minimum earnings per share or return on equity. To the extent that the Committee would like the performance shares to be exempt from the Section 162(m) deduction limits, the Committee will need to select Performance Criteria that is permitted to be utilized for such purpose.  If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

11.5       The Committee shall determine for each Participant the number of Performance Shares which shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part.

11.6       If a Participant terminates service with the Company during a Performance Period because of death, Disability, Retirement or under other circumstances in which the Committee in its discretion finds that a waiver would be appropriate, that Participant, as determined by the Committee, may be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company; provided, however, the Committee may, in its sole discretion, provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Participant terminates service with the Company during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

11.7       Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash as the Committee shall determine, with payment to be made as soon as practicable after the end of the relevant Performance Period.

11.8       The Committee shall have the authority to approve requests by Participants to defer payment of Performance Shares on terms and conditions approved by the Committee and set forth in a written Award Agreement between the Participant and the Company entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

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ARTICLE XII

OTHER STOCK-BASED AWARDS

12.1       Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, convertible preferred stock, convertible debentures, exchangeable securities, phantom stock and Stock awards or options valued by reference to book value or performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Rights, Restricted Stock, Deferred Stock or Stock Awards granted under the Plan and/or cash awards made outside of the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Participants to whom and the time or times at which such Awards shall be made, the number of shares of Stock subject to such Awards, and all other conditions of the Awards. The Committee also may provide for the grant of shares of Stock upon the completion of a specified Performance Period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

12.2       Other Stock-Based Awards made pursuant to this Article XII shall be subject to the following terms and conditions:

(a)          Subject to the provisions of this Plan and the Award Agreement, shares of Stock subject to Awards made under this Article XII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)          Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at the time of the Award, the recipient of an Award under this Article XII shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(c)          Any Award under this Article XII and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(d)          Upon the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XII.

(e)          Each Award under this Article XII shall be confirmed by, and subject to the terms of, an Award Agreement.

(f)           Stock (including securities convertible into Stock) issued on a bonus basis under this Article XII may be issued for no cash consideration.

(g)          Any such Award that is subject to Section 409A of the Code shall comply with the applicable deferral, distribution timing and other applicable rules under Section 409A (and any regulations thereunder).

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12.3       Other Stock-Based Awards may include a phantom stock Award, which is subject to the following terms and conditions:

(a)           The Committee shall select the Eligible Participants who may receive phantom stock Awards. The Eligible Participant shall be awarded a phantom stock unit, which shall be the equivalent to a share of Stock.

(b)           Under an Award of phantom stock, payment shall be made on the dates or dates as specified by the Committee or as stated in the Award Agreement and phantom stock Awards may be settled in cash, Stock, or some combination thereof; provided, that if such Award is subject to Section 409A of the Code, it shall comply with the applicable deferral, distribution timing and other applicable rules under Section 409A (and any regulations thereunder).

(c)           The Committee shall determine such other terms and conditions of each Award as it deems necessary in its sole discretion.

ARTICLE XIII

ACCELERATION EVENTS

13.1       For the purposes of the Plan, an Acceleration Event shall occur in the event of a "Change in Control".

13.2       A "Change in Control" shall be deemed to have occurred if any of the following shall occur:

(a)           Any person, entity or group of such (within the meaning of Treas. Reg. Section 1.409A-3(i)(5)(v)(B)) acquires ownership of stock of the Company that, together with stock held by such person, entity or group, constitutes more than 50% of the total fair market value or total voting power of the stock of such Company, as determined in accordance with Treas. Reg. Section 1.409A-3(i)(5)(v); provided, that if such person, entity or group is considered either to own more than 50% of the total fair market value or total voting power of the stock of the Company, or to have effective control of the Company within the meaning of subsection (b) below, any acquisition of additional stock by such person, entity or group shall not be treated as a Change in Control.

(b)           Any person, entity or group of such (within the meaning of Treas. Reg. Section 1.409A-3(i)(5)(vi)(D)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person, entity or group) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of such company as determined in accordance with Treas. Reg. Section 1.409A-3(i)(5)(vi); provided, that if a person or group is considered to possess 30% or more of the total voting power of the stock of the Company, and such person or group acquires additional stock of such corporation, the acquisition of additional stock by such person or group shall not be considered to cause a “change in the effective control” of such corporation.

(c)           A majority of the members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of such board of directors before the date of the appointment or election, as determined in accordance with Treas. Reg. Section 1.409A-3(i)(5)(vi).

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(d)           Any person, entity or group of such (within the meaning of Treas. Reg. Section 1.409A-3(i)(5)(vii)(A)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person, entity or group) assets from the Company that have a total gross fair market value equal to or more than 90% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, as determined in accordance with Treas. Reg. Section 1.409A-3(i)(5)(vii); provided, that a transfer of assets shall not be treated as a Change in Control when such transfer is made to a related entity, as determined in accordance with Treas. Reg. Section 1.409A-3(i)(5)(vii)(B).

(e)           Notwithstanding anything to the contrary in this Section 13.2, a “Change in Control” shall not include the following occurrences:

(i)           the direct or indirect distribution of approximately 62,679,116 shares of Stock by the Company to the investors in DubLi.com LLC as disclosed in the Company’s 10-Q for the quarter ended June 30, 2010, filed with the SEC on September 3, 2010; or

(ii)          the direct or indirect distribution of approximately 158,492,420 shares of Stock held by Zen Holding Group Limited (“Zen”) for the pecuniary benefit of persons other than Michael Hansen, Betina Dupont Sorensen, Michel Saouma and Joseph Saouma.

All determinations under this Section 13.2 shall be made in accordance with Treas. Reg. Section 1.409A-3(i)(5).

13.3       Upon the occurrence of an Acceleration Event, the Committee may, in its discretion, declare that any amount of the then outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid as soon as practicable as follows:

(a)           all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to result in payment of one hundred percent (100%) of the Performance Shares covered by the Award; and

(b)           the applicable Performance Period shall be deemed to have ended on the date of the Acceleration Event;

(c)           the payment to the Participant shall be the amount determined either by the Committee, in its sole discretion, or in the manner stated in the Award Agreement. This amount shall then be multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to the date of the Acceleration Event, and the denominator of which is the total number of months in the original Performance Period; and

(d)           upon the making of any such payment, the Award Agreement as to which it relates shall be deemed canceled and of no further force and effect.

13.4       Upon the occurrence of an Acceleration Event, the Committee, in its discretion, may declare that any amount of the then outstanding Stock Options and Stock Rights not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part.

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13.5       Upon the occurrence of an Acceleration Event, the Committee, in its discretion, may declare the restrictions applicable to Awards of Restricted Stock, Deferred Stock or Other Stock- Based Awards to have lapsed, in which case the Company shall remove all restrictive legends and stop-transfer orders applicable to the certificates for such shares of Stock, and deliver such certificates to the Participants in whose names they are registered.

13.6       The value of all outstanding Stock Option, Stock Rights, Restricted Stock, Deferred Stock, Performance Shares, Stock Awards and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price," as defined in Section 13.7 as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

13.7       For purposes of Section 13.7, "Change in Control Price" means the highest price per share of Stock paid in any sale reported on a national exchange or quoted on Nasdaq or the Bulletin Board, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the sixty (60) day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights (or Limited Stock Appreciation Rights) relating to such Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Participant exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights).  Notwithstanding the foregoing, Fair Market Value on the date of exercise shall be used for any Award, the use of any other value for which would result in the imposition of the income taxes and penalties under Section 409A of the Code.

13.8       Notwithstanding the foregoing, the time for payment of any Award subject to Section 409A of the Code shall not be accelerated or otherwise changed under this Article to the extent such acceleration or other change would be contrary to the payment timing or other rules under Section 409A (or any regulations thereunder).

ARTICLE XIV

AMENDMENT AND TERMINATION

14.1       The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan as may be necessary or desirable to implement or discontinue this Plan or any provision thereof. No amendment, without approval by the Company's shareholders, shall:

(a)           alter the group of persons eligible to participate in the Plan;

(b)           except as provided in Sections 3.6 and 3.11, increase the maximum number of shares of Stock or Stock Options or Stock Rights which are available for Awards under the Plan or increase the maximum number of shares with respect to which Stock Options or Stock Rights may be granted to any employee under the Plan;

(c)           extend the period during which Incentive Stock Option Awards may be granted beyond September 30, 2020;

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(d)           limit or restrict the powers of the Board and the Committee with respect to the administration of this Plan;

(e)           eliminate the requirement that the Company obtain the approval of its shareholders prior to the Committee exercising the rights set forth in Section 7.8 hereof;

(f)           change any of the provisions of this Article XIV.

14.2       No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

(a)           annul any Award if the Participant competes against the Company or any Subsidiary or is terminated for cause as determined by the Committee;

(b)           provide for the forfeiture of shares of Stock or other gain under an Award as determined by the Committee for competing against the Company or any Subsidiary; and

(c)           convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

14.3       If an Acceleration Event has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article XIII.

ARTICLE XV

MISCELLANEOUS PROVISIONS

15.1       Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company (or to serve as a director thereof) or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Subsidiaries for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VIII with respect to Restricted Stock and except as otherwise provided by the Committee.

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15.2       The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or any Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Right or the exercise thereof, or in connection with any other type of equity- based compensation provided hereunder or the exercise thereof, including, but not limited to, the withholding of payment of all or any portion of such Award or (to the extent consistent with Section 409A of the Code) another Award under this Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or (to the extent consistent with Section 409A) another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or (to the extent consistent with Section 409A) selling any property contingently credited by the Company for the purpose of paying such Award or another Award under this Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

15.3       The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.

15.4       The terms of the Plan shall be binding upon the Company, its Subsidiaries, and their successors and assigns.

15.5       Neither a Stock Option, Stock Right, nor any other type of equity-based compensation provided for hereunder, shall be transferable except as provided for herein. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

15.6       This Plan and all actions taken hereunder shall be governed by the laws of the State of Florida, except to the extent preempted by ERISA.

15.7       The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

15.8       Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

15.9       If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

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15.10     All Awards shall, to extent applicable, comply and be administered in accordance with the rules and requirements of Section 409A of the Code.  Notwithstanding any other provision of the Plan, the Committee may take such actions as it deems necessary or appropriate to ensure that any Award comply with or be exempt from Section 409A and may interpret this Plan in any manner necessary to ensure that Awards comply with or are exempt from Section 409A.  In the event that the Committee determines that an Award should comply with or be exempt from Section 409A and that a Plan provision or Award Agreement provision is necessary to ensure that such Award complies with or is exempt from Section 409A o the Code, such provision shall be deemed included in the Plan or such Award Agreement.  The Committee may also unilaterally reform any Agreement to the extent necessary to comply with Section 409A.

15.11     In the event that a Participant is a “specified employee” within the meaning of Section 409A (as determined by the Company or its delegate), any payment required under this Plan that is subject to Section 409A and is payable upon Termination of Employment, shall not be made or begin until the expiration of the 6-month period following the Participant’s Termination of Employment.

DUBLI, INC.

By:	/s/ Michael Hansen,
Michael Hansen, Director

ATTEST:

(Corporate Seal)

/s/ Andreus Kusche
Andreus Kusche, Secretary

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